UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2005

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

Maryland	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)

(201) 573-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

	BUTLER INTERNATIONAL, INC.
	Form 8-K dated March 10, 2005

	TABLE OF CONTENTS

		Page

Item 2.02	Results of Operations and Financial Condition	3

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Listing		5

Item 2.02.  Results of Operations and Financial Condition

        On March 8, 2005, Butler International, Inc., a Maryland corporation, issued a press release to  report its financial results for the year ended December 31, 2004. The full text of the press release is attached to this current report on Form 8-K as exhibit 99.1.  The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits.

The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit No.	Description

99.1	Press Release concerning earnings for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 10, 2005	BUTLER INTERNATIONAL, INC.
(Registrant)

By: /s/ Craig S. Tireman
Craig S. Tireman
Vice President - Finance
and Controller

BUTLER INTERNATIONAL, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release concerning earnings for the year ended December 31, 2004.